Employee Benefit Plan	9 Months Ended
Sep. 30, 2024
Retirement Benefits [Abstract]
Employee Benefit Plan	Employee Benefit Plan
The Company sponsors a 401(k) Plan. Employees become eligible for participation upon the start of employment. Participants may elect to have a portion of their salary deferred and contributed to the 401(k) Plan up to the limit allowed under the Internal Revenue Code. The Company makes a matching contribution to the plan for each participant who has elected to make tax-deferred contributions for the plan year. The Company made matching contributions which amounted to approximately $0.5 million and $0.5 million for each of the years ended December 31, 2023 and 2022, respectively. These amounts were charged to the consolidated statement of operations. The employer contributions vest over a five-year period.